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                                                                      EXHIBIT 32

                                 CERTIFICATION

     In connection with Amendment No. 1 to the Annual Report of EDO Corporation and pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned certifies that (1) this Annual Report of EDO Corporation (the "Company") on Form 10-K/A for the year ended December 31, 2004, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), fully complies with the requirements of Section 13(a) or Rule 15(d) of the Securities Exchange Act of 1934, as amended, and (2) the information contained in this Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                      /s/ JAMES M. SMITH
                              --------------------------------------------------
                                      James M. Smith
                                      Chief Executive Officer
                                      July 29, 2005

                                      /s/ FREDERIC B. BASSETT
                              --------------------------------------------------
                                      Frederic B. Bassett
                                      Chief Financial Officer
                                      July 29, 2005